UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 19, 2024

Date of Report (Date of earliest event reported)

COLLECTIVE AUDIENCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40723	86-2861807
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street 16-079

New York, NY 10004

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:

(808) 829-1057

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	CAUD	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Common Stock for $11.50 per share	CAUDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 19, 2024, Collective Audience, Inc. (the “Company”), a Delaware corporation, entered into a securities purchase agreement (the “Purchase Agreement”) with certain investors (the “Investors”), pursuant to which the Company agreed to issue and sell to the Investors in a private placement (the “Offering”) warrants to purchase up to 1,000,000 shares of Company common stock with an exercise price of $5.00 per share (the “Warrants” and together with the common shares underlying the Warrants, the “Warrant Shares,”) pursuant to the terms of the Common Stock Purchase Warrant (the “ Warrant Agreement”) for a total aggregate gross proceeds of approximately $10,000. The Offering closed on February 19, 2024.

The Warrants are exercisable for shares of Company common stock immediately, at an exercise price of $5.00 per share and expire five years from the date of issuance. The exercise price is subject to customary adjustments for stock dividends, stock splits, reclassifications and similar corporate events, as described in the Warrant Agreement.

The Purchase Agreement contains the customary representations, warranties, indemnification rights and obligations of the parties in agreements of this type, including that the Company will make reasonable efforts to include the Warrant Shares on a registration statement on Form S-1 under the Securities Act of 1933, as amended (the “Securities Act”), within fifteen (15) days following the closing. No underwriter or placement agent participated in the Offering.

The foregoing description of the Purchase Agreement and Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Purchase Agreement and Warrant Agreement attached hereto as Exhibit 10.1 and Exhibit 4.1 respectively.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided above in “Item 1.01 – Entry into a Material Definitive Agreement” related to the Purchase Agreement and Warrant Agreement is incorporated by reference into this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description of Exhibit
4.1	Form of Common Stock Purchase Warrant
10.1	Form of Securities Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2024	COLLECTIVE AUDIENCE, INC.

	By:	/s/ Peter Bordes
	Name:	Peter Bordes
	Title:	Chief Executive Officer

2